BAIRD FUNDS, INC.

Prospectus Supplement

To Prospectus Dated May 1, 2002

Baird Intermediate Bond Fund

Baird Aggregate Bond Fund

Baird Intermediate Municipal Bond Fund

Baird Core Bond Fund

On November 4, 2002, the Board of Directors of the Baird Core Bond Fund (the “Fund”) determined that it would be in the best interests of the Fund and its shareholders if the Fund amended its investment objective by changing the benchmark index against which performance of the Fund is measured.  Currently, the Fund’s investment objective is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers Government/Credit Bond Index (the “Government/Credit Bond Index”).  To better reflect the broad range of fixed-income securities in the bond market, the shareholders will be asked to approve a change in this objective so that instead of seeking to outperform the Government/Credit Bond Index, the Fund would seek to outperform the Lehman Brothers U.S. Universal Bond Index.

Because the Fund’s investment objective is a fundamental policy of the Fund, the Board must obtain shareholder approval in order to change the benchmark index.  Accordingly, the Board intends to call a special meeting of shareholders of the Fund, to be held on Monday, December 30, 2002, for the purpose of obtaining shareholder approval of this change.  Shareholders of record as of November 8, 2002 will be entitled to vote at this special meeting.

The proposed change to the Fund’s investment objective is part of a larger plan to restructure the Fund’s investment policy as it relates to the Fund’s investments in non-investment grade debt securities.  Currently, such investments are permitted only under limited circumstances.  Presently, if a particular security in which the Fund invests is downgraded after purchase and therefore no longer meets the Fund’s credit quality standards, the Fund may continue to hold the security only so long as less than 5% of the Fund’s net assets are invested in such non-investment grade debt securities. As part of the planned restructuring, the Fund would be permitted to invest up to 20% of its net assets in non-investment grade debt securities.

Another part of this restructuring involves changing the name of the Fund to the “Baird Core Plus Bond Fund” to better reflect the type of securities in which the Fund will invest.

Neither the proposed change in investment policy nor the proposed name change require shareholder approval, and so shareholders will not be asked to approve these changes.  However, the Fund will not implement these additional changes if shareholder approval of the change in investment objective is not received.

The date of this Prospectus Supplement is November 8, 2002.  Please keep this Prospectus Supplement with your records.